Loans receivable, net (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Subtotal	$ 14,622	$ 14,194
Provision for loan losses	(2,072)	(3,558)
Total loans receivable, net	12,550	10,636
Less: classified as non-current loans receivable, net	(4,170)	(8,190)
Total current loans receivable, net	8,380	2,446
Personal Loans
Subtotal	7,622	8,027
Corporate Loans
Subtotal	$ 7,000	$ 6,167